CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced Oxygen Technologies, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending March 31, 2010 as filed with the Securities and Exchange Commission (the "Report"), I, Robert E. Wolfe, Chief Executive Officer of the Company, certify, pursuant to § 302 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) I have reviewed The Report and it fully complies with the requirements of section 13(a) - 14(a) or 15(d)-14(a) of the Securities Exchange Act of 1934;

(2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

(3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in the Report;

(4) I am responsible for establishing and maintaining "disclosure controls and procedures" (a newly-defined term reflecting the concept of controls and procedures related to disclosure embodied in Section 302(a)(4) of the Act) for the company, have designed such disclosure controls and procedures to ensure that material information is made known to them, particularly during the period in which the periodic Report is being prepared, have evaluated the effectiveness of the disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report, and have presented in the Report their conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation as of that date;

(5) I have disclosed to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function): all significant deficiencies in the design or operation of internal controls (a pre-existing term relating to internal controls regarding financial Reporting) which could adversely affect the Company's ability to record, process, summarize and Report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

(6) I have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Robert E. Wolfe

Robert E. Wolfe

Chief Executive Officer

May 5, 2010

[A signed original of this written statement required by Section 302 has been provided to Advanced Oxygen Technologies, Inc. and will be retained by Advanced Oxygen Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced Oxygen Technologies, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending March 31, 2010 as filed with the Securities and Exchange Commission (the "Report"), I, Robert E. Wolfe, Treasurer of the Company, certify, pursuant to § 302 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) I have reviewed The Report and it fully complies with the requirements of section 13(a) - 14(a) or 15(d)-14(a) of the Securities Exchange Act of 1934;

(2) The Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

(3) The financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in the Report;

(4) I am responsible for establishing and maintaining "disclosure controls and procedures" (a newly-defined term reflecting the concept of controls and procedures related to disclosure embodied in Section 302(a)(4) of the Act) for the company, have designed such disclosure controls and procedures to ensure that material information is made known to them, particularly during the period in which the periodic Report is being prepared, have evaluated the effectiveness of the disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report, and have presented in the Report their conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation as of that date;

(5) I have disclosed to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function): all significant deficiencies in the design or operation of internal controls (a pre-existing term relating to internal controls regarding financial Reporting) which could adversely affect the Company's ability to record, process, summarize and Report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

(6) I have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Robert E. Wolfe

Robert E. Wolfe

Treasurer

May 5, 2010

[A signed original of this written statement required by Section 302 has been provided to Advanced Oxygen Technologies, Inc. and will be retained by Advanced Oxygen Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]